UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

                           Check the appropriate box:

                      |_| Preliminary Information Statement
     |_| Confidential, for Use of the Commission Only (as permitted by Rule
                                  14c-5(d)(2))
                      |X| Definitive Information Statement

                              ARETE INDUSTRIES, INC
                ------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

               Payment of Filing Fee (Check the Appropriate Box):

|X| No fee required
|_| $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11
|_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

4. Proposed maximum aggregate value of transaction

5. Total fee paid

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                              ARETE INDUSTRIES, INC

                         7102 La Vista Place, Suite 100
                                 Niwot, CO 80503
                                 (303) 652-3113


                              INFORMATION STATEMENT

                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of record on September 9, 2005 (the "Record Date") of Arete Industries, Inc., a Colorado corporation (the "Company"), in connection with the action taken by the Board of Directors on August 26, 2005 to issue a dividend of shares of one of its subsidiary corporations, Colorado Oil & Gas, Inc. to its shareholders of record on the record date.

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

Certain statements contained herein, which are not historical, are forward-looking statements that are subject to risks and uncertainties not known or disclosed herein that could cause actual results to differ materially from those expressed herein. These statements may include projections and other "forward-looking statements" within the meaning of the federal securities laws. Any such projections or statements reflect Arete's or COG's current views about future events and financial performance. No assurances can be given that such events or performance will occur as projected and actual results may differ materially from those projected. Important factors that could cause the actual results to differ materially from those projected include, without limitation, COG's inability to meet the conditions to acquiring its current project including providing financing to pay the purchase price; unexpected difficulties encountered in the investment market; the volatility in commodity prices for oil and gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other action, the ability of management to execute its plans to meet its goals and other risks inherent in their businesses that are detailed in their Securities and Exchange Commission ("SEC") filings.

SUMMARY OF THE DIVIDEND DISTRIBUTION

On August 26, 2005, the Company's Board of Directors unanimously approved and ratified the distribution of 985,115 shares of its subsidiary, Colorado Oil & Gas, Inc. ("COG") The Record Date of September 9, 2005 was established by the Company's Board of Directors for purposes of determining the number of outstanding shares of common stock entitled to receive shares of COG of the dividend. On the Record Date, common shares of Arete Industries, Inc. ("Arete") issued and outstanding were 246,655,754. Arete will distribute on September 23, 2005 the 985,115 shares to its shareholders on the record date on a pro rata basis of 250 to 1.

For information regarding the voting securities held by the officers and directors of the Company, as well as other stockholders holding a minimum of 5% of the Company's issued and outstanding shares of common stock, please refer to "Principal Share Ownership".

GENERAL

The date on which this Information Statement was first sent to our stockholders is on or around October 14, 2005 (the "Mailing Date"). Inasmuch as we will have provided this Information Statement to our stockholders of record on the Mailing Date, no additional action has been or will be undertaken pursuant to such written consent. Stockholders will not consent to the dividend and are not entitled to dissenter's rights under Colorado law.

Each Dividend will be effective on September 9, 2005 and the dividend shares will be sent out on or after the Mailing Date.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE DIVIDEND

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the dividend distribution ("spin-off") even though your vote is neither required nor requested for the spin-off to become effective.

Q. What will I receive from the spin-off?

A. The dividend has already been approved, and you will receive 1 shares of COG for every 250 shares you own of Arete. (We are not paying dividend that are less then whole lot shares). You will receive written instructions from our Transfer Agent along with our certificate of COG.

Q. When do you expect and do when I receive my shares of COG?

A. The COG shares will not be registered to sell (144 stock). There will be CUSIP number on the certificate and the COG plans to file a registration statement in the next year to register the shares. COG also plans to apply to trade on the NASDAQ BB as soon as its registration statement becomes effective with the Securities and Exchange Commission.

Q. Why am I not being asked to vote?

A. The approval of the Company's Board of Directors, is sufficient under Colorado law, and no further approval by our stockholders is required.

Q. What do I need to do now?

A. Nothing. This information statement is purely for your information and does not require or request you to do anything.

Q. Whom can I contact with questions?

A. If you have any questions about any of the actions to be taken by Arete, please contact Charles Gamber, CEO at 303-652-3113. Any questions about any of the actions to be taken by COG, please contact William Stewart, President at 303-427-8688.

ACTIONS BY THE BOARD OF DIRECTORS

In accordance with its bylaws, on August 26, 2005, our Board of Directors, believing it to be in the best interests of Arete and its stockholders approved the distribution of most of its shares of Colorado Oil & Gas, Inc. (a subsidiary) to Arete's common shareholders as a divided. September 9, 2005, was set as record date to qualify for the dividend and all common holders of Arete's issued and outstanding common shares would qualify for their pro rata share of the dividend. The board also approved no fractional shares and no odd lot shares be issued.


Background

Description of Arete
--------------------

Arete Industries, Inc., (the "Company") was organized under the laws of the State of Colorado on July 21, 1987, under the name "Travis Investments, Inc." In late 1987 the company completed a blank check public offering and merged with a company named Vallarta, Inc., and its subsidiary Le Mail, Inc., where after the name was changed to Travis Industries, Inc. On September 1, 1998, the shareholders approved the name change of the Company to Arete Industries, Inc. Since then, the Company has been in an evolutionary process of becoming a development stage company originating several in-house business initiatives as well as business initiatives for outside clients. From inception in 1987 until early March 2000, the Company was in the business of cooperative direct mail coupon advertising. This business included a nationally franchised sales force and an in-house printing and mailing facility assembled from several business acquisitions made by the Company from inception through 1994, when the Company underwent a reorganization and change in control. From 1995 until May 1, 1998, the Company's former management sought the acquisition of an entirely new business while maintaining the coupon printing business for possible sale or liquidation. In May 1998, a second change in control was implemented and its then officers and directors resigned and were replaced by the current Chairman and CEO. At that time the Company became a holding company by the formation of a new minority-owned subsidiary corporation, Aggression Sports, Inc. to develop business opportunities in the outdoor sports industry brought in by the new CEO. The Company also transferred all print and direct mail operations in Council Bluffs, Iowa, including certain operating assets and liabilities into a second, wholly owned subsidiary, Global Direct Marketing Services, Inc. Following the end of the fiscal year ended December 31, 2004, the Company resolved to dissolve its two subsidiaries and has initiated procedures to close out all inter-company accounts and consolidating accounts related to these subsidiaries.

Description of Colorado Oil & Gas, Inc.
---------------------------------------

Colorado Oil & Gas, Inc. (a Colorado Corporation) formed 2004 for the purpose of the development of oil & gas production in the western United States.

Interests of Certain Persons in or Opposition to Matters to be Acted Upon
-------------------------------------------------------------------------

None of the Company's officers or directors or nominees, nor any associate of those individuals has any interest in the matters to be acted upon.

Proposals by Security Holders
-----------------------------

None.

Delivery of Documents to Security Holders Sharing an Address
------------------------------------------------------------

Only one Information Statement is being delivered to security holders sharing the same address unless the Company has received contrary instructions from one or more security holders.

The Company will undertake to deliver promptly upon oral or written request a separate copy of the Information Statement to a security holder at a shared address where a single copy was delivered and provide instructions as to how the holder can notify the Company of his wish to receive a separate copy.

The Company can be reached at 7102 La Vista Place, Suite 100, Niwot, CO 80503 and by telephone 303-652-3113 if a shareholder wishes to notify the Company that he wishes to receive a separate Information Statement. Shareholders can also notify the Company if receiving multiple copies at the same address that they wish to receive single copies in the future.

Expenses of Information Statement

The Company will bear the expenses of mailing this Information Statement, including those incurred in connection with preparing and mailing this Information Statement and all documents that now accompany or may hereafter supplement it. The Company anticipates that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of stock held of record by such persons. In those circumstances the Company will reimburse these entities for their reasonable expenses incurred in connection therewith.

No Dissenter's or Appraisal Rights
----------------------------------

Stockholders who did not consent to the dividend distribution are not entitled to the dissenter's rights.

Effective Date
--------------

The dividend distribution will be effective no sooner than 20 days after the date of declaration of the record date. The Company anticipates that the dividend shares will be distributed approximately October 14, 2005.

Transfer Agent
--------------

The transfer agent is Computershare Trust Company, Inc. The contact person is Jennifer Harla. The address is 350 Indiana Street, Suite 800, Golden, Colorado 80401, Telephone 303-262-0703 and email address is jenniferharla@computershare.com.

THE DIVIDEND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE DIVIDEND NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND THE REVERSE SPLIT AND THEIR EFFECTS AND TO PROVIDE YOU WITH INFORMATION ABOUT THE DIVIDEND AND THE BACKGROUND OF THE TRANSACTION.

                                BUSINESS OVERVIEW

Arete Industries, Inc.

Arete Industries, Inc., (the "Company") was organized under the laws of the State of Colorado on July 21, 1987, under the name "Travis Investments, Inc." In late 1987 the company completed a blank check public offering and merged with a company named Vallarta, Inc., and its subsidiary Le Mail, Inc., where after the name was changed to Travis Industries, Inc. On September 1, 1998, the shareholders approved the name change of the Company to Arete Industries, Inc. Since then, the Company has been in an evolutionary process of becoming a development stage company originating several in-house business initiatives as well as business initiatives for outside clients. From inception in 1987 until early March 2000, the Company was in the business of cooperative direct mail coupon advertising. This business included a nationally franchised sales force and an in-house printing and mailing facility assembled from several business acquisitions made by the Company from inception through 1994, when the Company underwent a reorganization and change in control. From 1995 until May 1, 1998, the Company's former management sought the acquisition of an entirely new business while maintaining the coupon printing business for possible sale or liquidation. In May 1998, a second change in control was implemented and its then officers and directors resigned and were replaced by the current Chairman and CEO. At that time the Company became a holding company by the formation of a new minority-owned subsidiary corporation, Aggression Sports, Inc. to develop business opportunities in the outdoor sports industry brought in by the new CEO. The Company also transferred all print and direct mail operations in Council Bluffs, Iowa, including certain operating assets and liabilities into a second, wholly owned subsidiary, Global Direct Marketing Services, Inc. Following the end of the fiscal year ended December 31, 2004, the Company resolved to dissolve its two subsidiaries and has initiated procedures to close out all inter-company accounts and consolidating accounts related to these subsidiaries.

From May 1998 until March 2000, new management undertook to turn the printing and direct mail operations around by moving operations to Denver and joining facilities with an independent logistics and fulfillment operation. In the spring of 2000, the business was deemed incapable of rehabilitation and was liquidated and permanently discontinued. Beginning in 2000, the Company launched its first entirely new business initiative to cultivate start-ups as a new business incubator. In May of 2000, the Company's CEO brought in a new management team to provide financial, management, technical and marketing services along with on-site operating facilities and administrative staff to young companies to help them raise outside capital and execute their business plans in exchange for equity participations and management fees. The Company took in three incubation projects, the Arete Outdoors' outdoor sports products venture; the Applied Behavior Systems ("ABS") commercialization of a computer automated artificial intelligence-based speech learning system for the learning disabled; and several new spin-off applications of the ABS artificial intelligence technology through a new company, Seventh Generation Technologies, Inc. ("7GT"). While the Company achieved tangible success in bringing these new business entities forward with its own limited resources, including significant financial resources contributed by principals of the Company, due largely to the adverse economic conditions surrounding the `dot-com' crash, these entities were unable to generate further investment capital and/or strategic financial and industry partners to sustain their development. The Company attempted to reconfigure and redirect these ventures to more viable business models suitable to the then current business environment, but was forced to terminate its financial and management support of these business ventures, and to turn its focus toward ensuring its own survival. By the middle of 2001 and continuing through mid-2002, the Company was downsized to two employees, office equipment was liquidated and overhead was reduced to a minimum. During this time, the Company looked for opportunities to assist more mature emerging and high growth-stage businesses with financial and board level managerial support with a view of taking such companies public through a registered rights offering or dividend spin-off distribution to the Company's shareholders. To assist these efforts, the Company launched an initiative with an independent corporate and commercial bond financing originator to develop a captive source of investment capital for its venture development activities. While a number of projects were originated and in progress, the events of September 11, 2001 essentially neutralized these efforts. In December 2001, the Company began a private placement of up to $200,000 in Series 2 Convertible Preferred Stock. This subscription was completed in March 2003 with the investment by affiliates of the Company's then two directors and certain non-affiliated investors of $100,000 in cash and by the conversion of $100,000 in notes payable to unrelated parties into 20,000 shares of Series 2 Convertible Preferred stock, convertible into 20,000,000 shares of Common Stock of the Company. At the end of 2002, once most of the equipment and inventory from our discontinued operations had been disposed of, we closed our offices in Boulder and moved to an executive suite in Niwot, Colorado to reduce overhead. We still maintain a storage facility for our files, furniture and the Arete Outdoors inventory which is currently held for sale or disposal. In July 2002, the shareholders approved a 20 to 1 reverse stock split of our common stock without reducing authorized capital. From mid-2002 through the second quarter of 2003, we pursued a number of business development projects as acquisition or dividend spin-off candidates and corporate finance clients. Our efforts were impaired by the lack of availability of outside investment capital and because our internal bond funding venture failed to produce results. By June 2003, we terminated our efforts to develop acquisition capital through bond and other equity fund instruments, and embarked on an entirely new business model pursuing traditional and alternative energy investments. In September of 2003, we added three independent directors to help the Company upgrade our corporate governance and to support our CEO in executing this new business model. These new independent directors form the Company's Audit, Compensation and Nominating Committees of the board of directors. During the fall of 2003, we retained several independent business and financial consultants to assist in focusing our business plan, developing investment banking relationships, perform business development, public and financial relations and to help recruit advisory board members to add expertise in traditional and alternative energy. To more appropriately reflect our current business activities and operations, in August of 2003 we recast the Company as in its development stage, and bifurcated our financial statements to reflect discontinued operations separately from continuing operations. Since that time, our continuing operations have consisted of development of business opportunities in traditional oil and gas by direct acquisition and funding of drilling and/or development partnerships and joint ventures. We also have continued our efforts to improve our corporate governance, our securities law compliance, and liquidating or disposing non-productive and unused operating assets and eliminating debt barred by the statute of limitations. Without revenue, we have operated in reliance on contributions from affiliates throughout 2003 and 2004, on accrual and deferral of executive compensation, and payment for advisory and consulting services with common stock and stock options. Our efforts in these areas reflect our intent to attract new investors and give the Company additional transactional options including a possible acquisition through a reverse merger. We also are in the process of identifying and qualifying several ventures for placement into new subsidiaries and possibly spinning them out to our shareholder base in a stock dividend and/or rights offering in the near-term.

In 2003 and continuing through the present, we continue to recast and refocus our business development activities in the Energy Industry. This includes attempts to acquire participating interests in traditional oil and gas development projects, primarily of overlooked and by-passed reserves of oil and/or natural gas in the Western Hemisphere. Additionally, we are looking to purchase non-operating positions in producing fields with the possibility of additional in-field development. Both these approaches allow us access to both debt and equity capital and an opportunity to earn-in equity positions or a "promote" for organizing and managing the project. This approach serves our entry-level objective of establishing revenue and an asset base for further expansion. We have sought to pursue projects with high-profit potential, low entry-cost and low exploration risk to take advantage of rising domestic energy prices and relatively inexpensive capital becoming available for low risk projects. In this way we seek to avoid the high cost of capital associated with more speculative `wildcat' projects where investors require well capitalized participants with substantial track records. We are currently working with an expanding base of oil and gas prospect generators, independent energy developers and private and institutional investors. We are also looking for an opportunity to acquire one or more established oil and gas companies whose owners either require liquidity for expansion or an exit strategy. Our longer term vision is to leverage future traditional oil and gas investments into alternative and renewable energy development projects including bio-mass, co-generation, solar, wind, municipal and organic waste conversion into bio-fuels and alternative electrical energy feed stocks. In this connection, our longer term vision is to expand financial services capabilities into development of energy investment funds and traditional and alternative energy trading, including barter. This will require that we develop significant infrastructure and working capital, which at this stage, cannot be assured with any level of certainty. Additionally, while the Company contemplates focusing its energy and resources on this plan for the indefinite future, it has not entirely abandoned its vision of assisting promising emerging and high growth-stage businesses with financial and board level managerial support with a view of taking such companies public through a registered rights offering or dividend distribution to the Company's shareholders. We have been moving aggressively to achieve all of our objectives despite a number of challenges not the least of which are our minimal financial and human resources. And while these circumstances have made our business development efforts problematic, throughout 2004, we were tenacious in pursuing several attractive oil and gas development prospects. Beginning at the end of 2003, we engaged in two specific projects aided by several business and financial consultants. In the second quarter of 2004, we established a formal relationship with an investment banking consulting firm specializing in oil and gas financing, which provides valuable advice and support in our ongoing evaluation of new prospects. This group provides us with access to numerous professional equity funding sources that specialize in financing oil and gas development projects. The two prospects we undertook to acquire and fund during 2004 utilized significant company resources and after considerable due diligence and review by our investment banking consultant, were ultimately rejected. The typical project we have been looking at has required from $15 to $25 Million in acquisition and drilling capital. Although we have been able to develop a considerable number of new candidates, we have very recently determined to pursue a less challenging path for the near-term to acquire producing properties with in-field development potential, and of considerably smaller size that will provide cash flow for operations and create free assets for a borrowing base to achieve sustainable near-term growth. Several new prospects of this nature were introduced to the Company during the fourth quarter of 2004 by one of our outside directors, and we are currently moving forward to secure debt and equity funding to purchase a non-operating interest in this project. In the fourth quarter of 2004, the Company formed a new subsidiary to pursue an acquisition of one of the mentioned prospects with a number of producing wells and several potential new in-field or offset wells in Northeastern Colorado. The subsidiary was initially capitalized by small cash contributions made personally by three of the Company's outside directors including the introducing director for an aggregate of 15% of the new subsidiary's common stock with the understanding that the Company would receive the other 85% of the founders' stock. It is contemplated that this prospect would, if possible, be financed through a portion of short-term bank financing plus private equity through third parties which will in all likelihood dilute the Company's equity position by an as yet undetermined amount. At this time, the subsidiary is negotiating terms of an acquisition agreement subject to financing and completion of due diligence, which is targeted to be completed during the fourth quarter of fiscal year 2005, it is the intent of the Company and the three outside directors, to pursue a dividend spin-off of this subsidiary to the Company's shareholders during fiscal year 2005. Additionally, the three outside directors who are acting as the board and executive officers of the new subsidiary will directly benefit from their equity and management positions in the new subsidiary and as such, their dealings will not be considered at arm's length with the Company or the subsidiary.

Effective July 15, 2002, the shareholders of the Company approved a 20 for 1 reverse stock split. All common share references herein have been revised to reflect the reverse split. The Company has 500,000,000 shares of Capital Stock authorized of which 1,000,000 shares have been designated $10 face value Class A Preferred Stock pursuant to an Amended Certificate of Class A Preferred adopted by the board of directors on February 26, 2001. As of September 9, 2005 there are 238,509,867 shares of common stock, no par value, issued and outstanding, and no shares of Class A Preferred Stock outstanding as of December 31, 2004. As of December 31, 2003, there were 19,200 shares of Series 2 Class A Preferred outstanding that were convertible into 19,200,000 shares of common stock. On March 25, 2004, 4,050 of such shares were converted into 4,050,000 common shares and distributed to unaffiliated parties. Additionally, on October 27, 2004, the remaining 15,150 shares of such Series 2 Preferred were distributed to an affiliate of the CEO and converted into 15,150,000 common shares, and the Series 2 Convertible Preferred Shares was retired.

Colorado Oil & Gas, Inc.

Colorado Oil & Gas, Inc. ("COG") was formed for the purpose of exploring for new undeveloped, and exploiting existing under-developed, oil and gas properties throughout the Rocky Mountain Basins, the Mid Continent, and other regions in the Continental USA. The COG business plan provides a plan to develop revenue through the acquisition and maintaining of the developed projects purchased by the COG. The challenge of growing COG into a stable and successful oil & gas operator will be to focus on the operation of its current properties, developing new opportunities and ability to raise new capital to continue the growth of COG. The Company's ongoing strategy will include direct purchases, and also sponsorship, organization and syndication of investment capital for projects through joint ventures, limited partnerships and/or other tax and income pass through entities.

The Company believes that ample financial opportunities exist in the domestic oil and gas industry. It's conviction is based on a combination of factors, including the upward trends in commodity prices and the likelihood that these prices will not go back to those experienced in the last three decades; the technological advances in regional exploration methods made possible by the evolution of computer modeling, horizontal and slant-hole drilling methods, advancements in completion techniques, all of which have radically altered the definition of "feet of pay"; and the passage of legislation making the pursuit of these resources much more enticing to start-up companies. These factors have driven the formation of Colorado Oil & Gas, Inc.

Significant risks are associated with investment in oil and gas development. The investors will bear the direct burden of the costs of drilling, completion and production, and any oil and gas production on the properties, and the PUD and PDNP prospects may not meet the Company's projections for any of a multitude of reasons. Such reasons include, but are not necessarily limited to: (i) overestimation of recoverable reserves or production rates on completed wells;
(ii) more dry holes than projected; (iii) drilling accidents and technical complications encountered during drilling, which would render the well unusable, require drilling new wells and/or increased drilling and/or completion costs;
(iv) higher than anticipated operating costs; (v) economics, including reduction in commodity prices, increases in operating costs or transportation expenses; and (vi) acts of god, which could include all other contingencies. The Investors will be exposed to all such risks in connection with its preferred equity position in the producing properties as well as its equity position in the proceeds of production after completion of the development wells.

                            PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to receive the dividend distribution was September 9, 2005. As of the Record Date, the Company had a total of 246,655,754 shares of Common Stock issued and outstanding. The following table sets forth, as of the date of this Schedule, stock ownership of each executive officer and director of the Company, of all executive officers and directors of the Company as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrant or other right to acquire additional securities of the Company, except as may be otherwise noted.

Security Ownership of Management

Ownership of greater then 5% and /or Directors and Executive Officers

Title of Class Name and Address of
Beneficial Owner
Amount and Nature of
Beneficial Ownership(1)
Percent of Class(1)

Common Stock Thomas P. Raabe (Greater then five percent beneficial owner) c/o 7102 La Vista Place, Suite
100, Niwot, Colorado 80503
Direct: 31,344,235
Indirect: 3,748,224
Total: 36,092,459(1) 14.63% (1)

Directors and Executive Officers

Common Stock William W. Stewart Director/Secretary
c/o 7102 La Vista Place, Suite
100 Niwot, Colorado 80503
Direct: 1,500,000 (2) .006% (2)

Common Stock Donald W Prosser Director
c/o 7102 La Vista Place, Suite
100 Niwot, Colorado 80503
Direct: 11,123,580 (3) 4.5% (3)

Common Stock Charles L. Gamber Director /CEO
c/o 7102 La Vista Place, Suite
100, Niwot, Colorado 80503
Direct: 6,425,000 (4) 2.6% (4)


Common Stock John R. Herzog Director / CFO
c/o 7102 La Vista Place, Suite
100, Niwot, Colorado 80503
Direct 1,000,000 (5) .006% (5) Common Stock

Directors and Executive Officers as a Group Total: 56,641,039 (6) 22.96% (6)

(1) Includes Directly Owned 31,344,235 common shares, plus 3,748,224 indirectly owned. Plus 1,000,000 common shares issue-able on exercise of stock options which the Beneficial Owner has the right to acquire within 60 days. Percentage calculated based on 246,655,754 total common shares including 243,655,754 common shares outstanding plus 1,000,000 common shares issueable on exercise of stock options which the Beneficial Owner has the right to acquire within 60 days.

(2) Includes Directly Owned of 1,000,000 shares plus 500,000 common shares issue-able on exercise of common stock options, which the Beneficial Owner has the right to acquire within 60 days. Percentage based on 246,654,754 total shares including 243,655,754 currently outstanding plus 500,000 common shares issue-able on exercise of stock options, which the Beneficial Owner has the right to acquire within 60 days.

(3) Includes Directly Owned of 10,623,580 shares plus 500,000 common shares issue-able on exercise of common stock options which the Beneficial Owner has the right to acquire within 60 days. Percentage based on 246,655,754 total shares including 243,655,754 currently outstanding plus 500,000 common shares issue-able on exercise of stock options, which the Beneficial Owner has the right to acquire within 60 days.

(4) Includes Directly Owned of 5,925,000 shares plus 500,000 common shares issue-able on exercise of common stock options which the Beneficial Owner has the right to acquire within 60 days. Percentage based on 2461,654,754 total shares including 243,655,754 currently outstanding plus 500,000 common shares issue-able on exercise of stock options, which the Beneficial Owner has the right to acquire within 60 days.

(5) Includes Directly Owned of 1,000,000 common shares, plus 500,000 common shares issue-able on exercise of common stock options, which the Beneficial Owner has the right to acquire within 60 days; Percentage calculated based on 246,655,754 total shares including 243,655,754 currently outstanding plus 500,000 common shares issue-able on exercise of stock options, which the Beneficial Owner has the right to acquire within 60 days. (6) Includes Directly Owned of 49592815 common shares, plus 3,748,224 indirectly owned plus 3,000,000 common shares issuance on exercise of stock options, which the Beneficial Owner has the right to acquire within 60 days. Percentage calculated based on 246,655,754 total shares including 243,655,754 common shares outstanding plus 3,000,000 common shares issue-able on exercise of stock options which the Beneficial Owner has the right to acquire within 60 days.

The Company is subject to the informational requirements of the Securities Act of 1934 and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). The Information Statement and such reports and other information may be inspected without charge at the Public Reference Room maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material may be obtained there from at prescribed rates. Information on the operation of the Public Reference Room is available by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet site where the Information Statement and other information filed with the SEC may be retrieved, and the address of such site is http://www.sec.gov. Statements made in this Information Statement concerning the contents of any document referred to herein are not necessarily complete.





By Order of the Board of Directors of

Arete Industries, Inc.




By: /s/ Charles Gamber
    ------------------------------------
    Charles Gamber
    Chief Executive Officer and Director

Date October 24, 2005



By: /s/ John Herzog
    ------------------------------------
    John Herzog
    Chief Financial Officer and Director

Date October 24, 2005

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